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                                                                    EXHIBIT 10.l


                                                                  EXECUTION COPY



                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                       ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT dated as of July 22, 1994 by and among MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. ("Owner"), MARRIOTT INTERNATIONAL, INC., formerly known as Marriott Hotels, Inc. ("Operator"), and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, formerly known as The Citizens and Southern National Bank ("Lender").

         WHEREAS, Owner and Lender entered into that certain Amended and Restated Loan Agreement dated as of June 30, 1993 (the "Loan Agreement");

         WHEREAS, in connection with the Loan Agreement, Owner and Operator entered into that certain Amended and Restated Management Agreement dated as of June 30, 1993 (the "Management Agreement");

         WHEREAS, in connection with the Loan Agreement and the Management Agreement, Owner, Operator and Lender entered into that certain Amended and Restated Assignment of Management Agreement dated as of June 30, 1993 (the "Assignment"); and

         WHEREAS, Owner, Operator and Lender desire to amend the Assignment to modify the terms thereof relating to deposits into and withdrawals from the FF&E Account to permit funding of the FF&E Account to be on a net basis, and for other purposes.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:

         Section 1.  Specific Amendment to Assignment. The Assignment is amended
                     --------------------------------
by deleting Section 5 thereof in its entirety and substituting in lieu thereof the following:

                 "5. FF&E Account. Notwithstanding any provision of the
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         Management Agreement to the contrary, including without limitation, any of the provisions of Section 7.02 thereof, the following terms shall apply with respect to the matters described:

                       (a) Operator shall maintain all of the Hotels' FF&E Reserves in the FF&E Account (as defined in the Cash Collateral Agreement dated as of the date hereof between Owner and Lender (as amended, supplemented, restated or otherwise modified from time to time, the "Cash Collateral Agreement")). Even
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                  though the FF&E Account is a single account, Operator shall maintain books and records with respect to each Hotel's FF&E Reserve as if it were held in a separate escrow reserve account. Except for the purposes described below in the following subsection (b), any reference in the Management Agreement to a Hotel's particular FF&E Reserve shall be deemed to be a reference to the amount of the FF&E Account allocable to such Hotel as provided in such books and records. Owner and Operator shall not commingle funds on deposit in the FF&E Account with any other funds of Owner, Operator or any other person, and accordingly, neither Owner nor Operator shall deposit into the FF&E Account any funds other than funds to be deposited therein under Section 7.02 of the Management Agreement or funds which may be deposited therein as provided in the Cash Collateral Agreement. Any interest or other earnings on funds deposited into the FF&E Account shall be retained in the FF&E Account. Only Lender shall have authority to withdraw funds from the FF&E Account. Operator may request Lender to disburse funds on deposit in the FF&E Account in accordance with Section 5 of the Cash Collateral Agreement. The Lender shall make the amount of any such disbursement permitted under the Cash Collateral Agreement available to Operator within three Business Days of receipt by Lender of the appropriate request. If at any time under the Management Agreement or any other Loan Document, any funds on deposit in the FF&E Account are to be transferred to Owner (other than transfers to Owner to cover the costs of FF&E Replacements for Hotels), then, if no Event of Default shall be in existence, such funds shall instead be delivered to Lender to be held in trust for the benefit of the Hotels, but if an Event of Default shall be in existence, such funds shall instead be delivered to Lender for application to the Loan Obligations unless Lender is required to use such funds under Section 8 of the Cash Collateral Agreement to establish the account described therein. Operator agrees that it will use the funds on deposit in the FF&E Account only to cover the costs of FF&E Replacements for Hotels and for no other purposes.

                          (b) For purposes of this Assignment and the Management
                  Agreement, upon any sale, foreclosure or other transfer of any Hotel, the amount of the FF&E Account allocable to such Hotel shall be equal to (i) the balance of the FF&E Account allocable to such Hotel as of the date hereof as set forth in
                  Schedule II attached hereto plus (ii) the amount of contributions to the FF&E Account made subsequent to the date hereof pursuant to Section 7.02 of the Management Agreement, as modified by Section 9 hereof minus (iii) the amount of expenditures made from the FF&E Account subsequent to the date hereof for such Hotel.

                          (c) Any funds on deposit in the FF&E Account may be
                  used to cover the cost of FF&E Replacements for any Hotel.

                          (d) Operator shall state on each interim accounting
                  described in Section 5.05A of the Management Agreement (i) the respective amounts required to be deposited by Operator into the FF&E Account with respect to each Hotel for


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                  the preceding Accounting Period in accordance with Section 9 hereof or Section 7.02B of the Management Agreement, as applicable; (ii) the amount expended on FF&E Replacements with respect to each Hotel during such Accounting Period; and (iii) if for such Accounting Period, the sum of the amounts described in clause (i) exceeds the sum of the amounts described in clause (ii), that Operator has deposited into the FF&E Account the amount of such excess.

                          (e) Provided Lender acts in accordance with Section 5
                  of this Agreement, each of Owner and Operator jointly and severally agrees to indemnify and hold Lender harmless. Each of Owner and Operator jointly and severally agrees to indemnify Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender in any way relating to or arising out of withdrawals from the FF&E Account in the manner described in this Section, or any action taken or omitted by Lender in conformity with this Section (including, without limitation, reasonable attorney's fees). The effectiveness of this subsection (e) shall survive the termination of this Agreement."

         Section 2. Conditions Precedent. The effectiveness of this First
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Amendment is subject to the condition precedent that Lender receive each of the following, in form and substance satisfactory to Lender.

         (a) A First Amendment to Cash Collateral Agreement dated as of the date hereof duly executed and delivered by Owner; and

         (b) Such other documents, instruments and agreements as Lender may reasonably request.

         Section 3. Representations of Owner.
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         (a)      Authorization. Owner represents to Lender that Owner has the
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right and power, and has taken all necessary action to authorize it, to execute and deliver this First Amendment and to perform the Assignment, as amended by this First Amendment, in accordance with its terms. This First Amendment has been duly executed and delivered by the duly authorized officers of Owner, and each of this First Amendment and the Assignment, as amended by this First Amendment, is a legal, valid and binding obligation of Owner enforceable against Owner in accordance with its terms.

         (b)      Compliance with Laws. etc. Owner represents to Lender that the
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execution and delivery of this First Amendment, and the performance of the
Assignment, as amended by this First Amendment, in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise: (i) require the prior approval of any Governmental Authority or violate any provision of any constitution, statute, rule, regulation, ordinance or order of any Governmental Authority or any decree of any court, tribunal or arbitrator applicable to Owner;


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(ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of Owner, or any indenture, agreement or other instrument to which Owner is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Owner other than in favor of Lender.

         Section 4. Representations of Operator.
                    ---------------------------

         (a)    Authorization. Operator represents to Lender that Operator has
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the right and power, and has taken all necessary action to authorize it, to execute and deliver this First Amendment and to perform the Assignment, as amended by this First Amendment, in accordance with its terms. This First Amendment has been duly executed and delivered by the duly authorized officers of Operator, and each of this First Amendment and the Assignment, as amended by this First Amendment, is a legal, valid and binding obligation of Operator enforceable against Operator in accordance with its terms.

         (b)    Compliance with Laws. etc. Operator represents to Lender that
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the execution and delivery of this First Amendment, and the performance of the
Assignment, as amended by this First Amendment, in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise: (i) require the prior approval of any Governmental Authority or violate any provision of any constitution, statute, rule, regulation, ordinance or order of any Governmental Authority or any decree of any court, tribunal or arbitrator applicable to Operator; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of Operator, or any indenture, agreement or other instrument to which Operator is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Operator other than in favor of Lender.

         Section 5. References to the Assignment. Each reference to the
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Assignment in any of the Loan Documents shall be deemed to be a reference to the
Assignment, as amended by this First Amendment.

         Section 6. Expenses. Owner shall reimburse Lender upon demand for the
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costs and expenses (including attorneys' fees) incurred by Lender in the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith, in an amount not to exceed $2,000.

         Section 7. Benefits. This First Amendment shall be binding upon and
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shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
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AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.


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         Section 9. Effect. This First Amendment shall be effective as of the
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date hereof This First Amendment shall not be construed to constitute a waiver of any Default or Event of Default occurring or in existence prior to the date hereof Except as expressly herein amended, the terms and conditions of the Assignment shall remain in full force and effect.

         Section 10. Counterparts. This First Amendment may be executed in any
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number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 11. Definitions. Capitalized terms not otherwise defined herein
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are used herein with the respective definitions given them in the Loan
Agreement.


                         [Signatures on Following Page]



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Assignment of Management Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                      MARRIOTT DIVERSIFIED AMERICAN
                                       HOTELS, L.P.

                                      By:  Marriott MDAH One Corporation, its
                                           General Partner


                                         By: /s/ C. G. Townsend
                                            ------------------------------------
                                            Name: C. G. TOWNSEND
                                                 -------------------------------
                                            Title:  VICE PRESIDENT
                                                  ------------------------------



                                      MARRIOTT INTERNATIONAL, INC.


                                      By: /s/ Randall L. Frazier
                                         ---------------------------------------
                                         Name:  RANDALL L. FRAZIER
                                              ----------------------------------
                                         Title:  VICE PRESIDENT
                                               ---------------------------------



                                      NATIONSBANK OF GEORGIA, NATIONAL
                                       ASSOCIATION

                                      By:   AMRESCO-INSTITUTIONAL INC., a
                                            Delaware corporation,
                                            its authorized agent


                                         By: /s/ James R. Bradley
                                            ------------------------------------

                                           Name:--------------------------------
                                           Title: Authorized Representative